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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):

                     FEBRUARY 15, 2002 (FEBRUARY 15, 2002)
                     -------------------------------------

                           FLAG FINANCIAL CORPORATION
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             (Exact name of registrant as specified in its charter)


           GEORGIA                     000-24532                58-209417
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 (State or other jurisdiction         (Commission             (IRS Employer
       of incorporation)              File Number)          Identification No.)


101 NORTH GREENWOOD ST., LAGRANGE, GEORGIA                          30240
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code      (706) 845-4000
                                                  ------------------------------


                                 NOT APPLICABLE
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         (Former name or former address, if changed since last report.)



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     ITEM 5. OTHER EVENTS
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         On February 15, 2002, FLAG Financial Corporation announced that its
Board of Directors had received and rejected an unsolicited and non-binding indication of interest to acquire FLAG. Additionally, the Board of Directors determined to abandon the reverse stock split originally announced on January 16, 2002.

         The foregoing summary description is qualified in its entirety by reference to the press release, which is attached as an exhibit to this Current Report on Form 8-K.

     ITEM 7. EXHIBITS
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         (c) EXHIBITS.
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         NO.      DESCRIPTION
         ---      -----------
         99.1     Press Release dated February 15, 2002.




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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


     Date:  February 15, 2002        FLAG FINANCIAL CORPORATION



                                     By:  /s/ J. Daniel Speight, Jr.
                                          -----------------------------
                                          J. Daniel Speight, Jr.
                                          President and Chief Executive Officer



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                                  EXHIBIT INDEX




         NO.      DESCRIPTION
         ---      -----------
         99.1     Press Release dated February 15, 2002.